UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2025
Equitable Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38469	90-0226248
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
1345 Avenue of the Americas, New York, New York                     10105
(Address of principal executive offices) (Zip Code)
(212) 554-1234
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock	EQH	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series A	EQH PR A	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series C	EQH PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the Annual Meeting (as defined below) of Equitable Holdings, Inc. (the “Company”), stockholders approved the amendment and restatement of the Company’s 2019 Omnibus Incentive Plan (as amended and restated, the “Amended and Restated Equitable Holdings, Inc. 2019 Omnibus Incentive Plan”) to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 14,500,000 shares to 41,700,000 shares.
The foregoing description of the Amended and Restated Equitable Holdings, Inc. 2019 Omnibus Incentive Plan is qualified in its entirety by reference to the text of the Amended and Restated Equitable Holdings, Inc. 2019 Omnibus Incentive Plan, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K.
Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
As described under Item 5.07 of this report, on May 21, 2025, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company voted to approve amendments to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to limit the liability of certain officers as permitted by Delaware law and to grant stockholders the right to call a special meeting. Prior to this latter amendment, the Certificate of Incorporation provided that only the Chairman of the Board, the Company’s Chief Executive Officer, or the Board itself could call special meetings of the stockholders. The material terms of the amendments are summarized under the headings “Proposal No. 6” and “Proposal No. 7” in the Company’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 4, 2025 (the “Definitive Proxy Statement”). In connection with the foregoing, and as described in the Definitive Proxy Statement, the Board also approved corresponding amendments (the “By-Law Amendments”) to the Company’s Sixth Amended and Restated By-Laws.
The full text of the Third Amended and Restated Certificate of Incorporation and Seventh Amended and Restated By-Laws are attached as Exhibits 3.2 and 3.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference in this Item 5.03.
On May 28, 2025, following the Annual Meeting, the Company filed the Third Amended and Restated Certificate of Incorporation giving effect to the Amendments with the Secretary of State of the State of Delaware. The Seventh Amended and Restated By-Laws and all corresponding By-Law Amendments became effective thereafter.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, eight proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s Definitive Proxy Statement. The final voting results are as follows:
Proposal 1: The Company’s stockholders elected the ten director nominees named in the Definitive Proxy Statement to serve until the 2026 annual meeting or until their successors are elected or have been qualified. The voting results are set forth below:

Director Nominee	For	Against	Abstain	Broker Non-Vote
Joan Lamm-Tennant	255,301,084	10,435,214	3,795,741	8,929,940
Douglas Dachille	269,044,455	415,597	71,987	8,929,940
Francis Hondal	269,045,523	368,520	117,996	8,929,940
Arlene Isaacs-Lowe	267,227,276	2,148,229	156,534	8,929,940
Daniel G. Kaye	251,192,598	18,267,916	71,525	8,929,940
Craig MacKay	269,009,928	368,848	135,263	8,929,940
Mark Pearson	269,274,953	139,380	117,706	8,929,940
Bertram L. Scott	262,287,751	7,097,965	146,323	8,929,940
George Stansfield	266,385,661	3,074,949	71,429	8,929,940
Charles G.T. Stonehill	269,162,911	252,146	116,982	8,929,940
Proposal 2: The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
260,727,879	17,647,472	86,628	0

Proposal 3: The Company’s stockholders approved an advisory resolution approving the compensation of the Company’s named executive officers. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
254,110,904	15,019,909	401,226	8,929,940
Proposal 4: The Company’s stockholders approved an advisory resolution on the frequency of future advisory votes on executive compensation. The voting results are set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
263,580,005	337,919	5,537,144	76,971	8,929,940
After taking into consideration the foregoing voting results and the prior recommendation of the Company’s board of directors for a one year frequency for future Say-on-pay votes, the board of directors has determined that the Company will hold such future say-on-pay votes every year.
Proposal 5: The Company’s stockholders approved amendment and restatement of the Company’s 2019 Omnibus Incentive Plan. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
258,647,708	10,522,950	361,381	8,929,940
Proposal 6: The Company’s stockholders approved amendments to the Company’s Certificate of Incorporation to limit the liability of certain officers of the Company, as permitted by Delaware law. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
246,097,756	23,331,744	102,539	8,929,940
Proposal 7: The Company’s stockholders approved amendments to the Company’s Certificate of Incorporation and By-laws to create a stockholder right to call a special meeting. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
267,287,919	2,017,248	226,872	8,929,940
Proposal 8: The Company’s stockholders did not approve a stockholder proposal on the right to call special meetings of stockholders. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
72,755,194	196,539,196	237,649	8,929,940
Item 9.01    Financial Statements and Exhibits.

Exhibit	Description
3.1	Amended and Restated Equitable Holdings, Inc. 2019 Omnibus Incentive Plan.
3.2	Third Amended and Restated Certificate of Incorporation of Equitable Holdings, Inc. effective May 21, 2025.
3.3	Equitable Holdings, Inc. Seventh Amended and Restated By-Laws, effective May 21, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE HOLDINGS, INC.

Date: May 28, 2025	By:	/s/ Ralph Petruzzo
	Name:	Ralph Petruzzo
	Title:	Deputy General Counsel